EXHIBIT 99.1

Limelight Networks(R) Reports Second Quarter 2011 Results

TEMPE, Ariz., Aug. 8, 2011 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight") today reported second quarter 2011 financial results.

"We were pleased with our progress in the quarter on our strategic initiatives of growing Limelight's value-added services, which are now 40% of overall revenue. We believe growing this portion of our business, which is comprised primarily of Software-as-a-Service (SaaS) offerings, will help improve our overall visibility, deepen relationships with customers, and create sustainable value over the long-term," said Jeff Lunsford, chairman and chief executive officer. "Revenue in the quarter, however, was approximately $2 million below our forecast due to lower-than-expected campaign volume on our EyeWonder rich media advertising platform and a dip in CDN traffic for two of our largest customers during a widely followed platform shutdown after a security breach of a third party's network."

"We are taking steps to reinstate growth in our rich media business with new products due out early next year, and we have seen traffic for the two CDN customers return to normal levels. Looking forward, we are making solid progress in transforming Limelight from a pure-play content delivery network (CDN) to a provider of value-added SaaS solutions that run on top of a market-leading CDN," continued Lunsford.

Specific highlights for the second quarter included:

  Revenue of $50.5 million, representing 20% year-over-year growth
  Value added services comprised 40% of revenue:
    Mobile internet and tablet computing revenue growth of approximately 150% year-over-year
    Online video platform growth of approximately 200% year-over-year
    Site and application acceleration services growth of approximately 40% year-over-year
    Enterprise cloud storage growth of approximately 60% year-over-year

Financial Highlights

For the second quarter of 2011, the Company reported revenue of $50.5 million, adjusted EBITDA of $2.6 million and non-GAAP net loss, before share-based compensation, litigation expenses, amortization of intangible assets, and acquisition-related expenses, of $5.9 million or 5 cents per basic share. GAAP net loss was $13.9 million, or 12 cents per basic share.

Capital investments were $11.9 million in the quarter. The Company ended the quarter with no bank debt and approximately $116 million in cash and short-term marketable securities.

2011 Outlook

The Company anticipates third quarter revenue to be in the range of $51.7 to $53.2 million.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	June 30, 2011	December 31, 2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 109,973	$ 56,741
Marketable securities	6,474	12,009
Accounts receivable, net of reserves of $5,398 and $7,295 at June 30, 2011 and December 31, 2010	37,008	41,940
Income taxes receivable	946	721
Prepaid expenses and other current assets	12,540	9,628
Total current assets	166,941	121,039
Property and equipment, net	63,555	54,407
Marketable securities, less current portion	1,567	1,755
Deferred tax asset, non-current	944	718
Goodwill	113,006	94,364
Other intangible assets, net	26,755	19,406
Other assets	10,978	6,951
Total assets	$ 383,746	$ 298,640

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 11,596	$ 12,236
Deferred revenue, current portion	6,595	6,877
Capital lease obligation, current portion	1,477	1,049
Other current liabilities	19,429	20,000
Total current liabilities	39,097	40,162
Capital lease obligation, less current portion	2,065	1,750
Deferred income tax, less current portion	1,786	598
Other long term liabilities	8,774	21
Total liabilities	51,722	42,531
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	--	--
Common stock, $0.001 par value; 300,000 shares authorized at June 30, 2011 and 150,000 shares authorized at December 31, 2010; 113,900 and 100,068 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively.	114	100
Additional paid-in capital	479,645	380,338
Contingent consideration	219	1,608
Accumulated other comprehensive income	2,065	329
Accumulated deficit	(150,019)	(126,266)
Total stockholders' equity	332,024	256,109
Total liabilities and stockholders' equity	$ 383,746	$ 298,640

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2010	June 30, 2011	June 30, 2010

Revenue	$ 50,539	$ 49,817	$ 42,195	$ 36,087	$ 100,355	$ 78,281
Costs and operating expenses
Cost of revenue * †	31,861	29,412	23,825	20,983	61,273	44,807
General and administrative * ††	13,054	10,764	11,212	8,893	23,818	20,105
Sales and marketing *	13,023	13,894	11,319	9,387	26,916	20,706
Research & development *	6,279	5,618	3,478	2,645	11,898	6,122
Provision for litigation	--	--	--	--	--	--
Total costs and operating expenses	64,217	59,688	49,834	41,908	123,905	91,740

Operating loss	(13,678)	(9,871)	(7,639)	(5,821)	(23,550)	(13,459)

Interest expense	(105)	(42)	(7)	(1)	(147)	(8)
Interest income	259	187	255	302	446	557
Other income (expense)	33	30	28	(25)	64	3
Loss before taxes	(13,491)	(9,696)	(7,363)	(5,545)	(23,187)	(12,907)
Income tax expense (benefit)	444	122	(5,098)	240	566	(4,857)

Net loss	$ (13,935)	$ (9,818)	$ (2,265)	$ (5,785)	$ (23,753)	$ (8,050)

Net loss per share:
Basic	$ (0.12)	$ (0.09)	$ (0.02)	$ (0.07)	$ (0.22)	$ (0.09)
Diluted	$ (0.12)	$ (0.09)	$ (0.02)	$ (0.07)	$ (0.22)	$ (0.09)

Shares used in per share calculations:
Basic	113,113	103,917	93,889	85,119	108,515	89,504
Diluted	113,113	103,917	93,889	85,119	108,515	89,504

* Includes share-based compensation (see supplemental table for figures)

† Includes depreciation (see supplemental table for figures)

† † Includes depreciation and amortization (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2010	June 30, 2011	June 30, 2010
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$ 767	$ 616	$ 583	$ 598	$ 1,384	$ 1,181
General and administrative	2,052	1,544	1,577	1,835	3,596	3,412
Sales and marketing	1,221	1,244	1,272	1,206	2,464	2,478
Research and development	1,325	874	728	704	2,199	1,432
Total share-based compensation	$ 5,365	$ 4,278	$ 4,160	$ 4,343	$ 9,643	$ 8,503

Depreciation and amortization:
Network-related depreciation	$ 7,430	$ 6,726	$ 5,324	$ 4,778	$ 14,156	$ 10,102
Other depreciation and amortization	730	532	688	595	1,262	1,283
Amortization of intangible assets	1,889	1,423	915	171	3,312	1,087
Total depreciation and amortization	$ 10,049	$ 8,681	$ 6,927	$ 5,544	$ 18,730	$ 12,472

Net (decrease) increase in cash, cash equivalents and marketable securities	$ (18,354)	$ 65,863	$ (64,954)	$ (5,531)	$ 47,509	$ (70,485)

End of period statistics:
Approximate number of active customers	1,873	1,771	1,655	1,370	1,873	1,655
Number of employees	763	708	609	342	763	609

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2010	June 30, 2011	June 30, 2010

Cash flows from operating activities:
Net loss	$ (13,935)	$ (9,818)	$ (2,265)	$ (5,785)	$ (23,753)	$ (8,050)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	10,049	8,681	6,927	5,544	18,730	12,472
Share-based compensation	5,365	4,278	4,160	4,343	9,643	8,503
Deferred income tax benefit	(84)	(100)	(119)	--	(184)	(119)
Income tax benefit related to business acquisition	--	--	(5,768)	--	--	(5,768)
Loss (gain) on foreign currency transactions	21	53	(213)	49	74	(164)
Loss (gain) on sale of property and equipment	--	--	5	89	--	94
Accounts receivable charges	385	233	588	1,169	618	1,757
Accretion of marketable securities	(58)	49	300	24	(9)	324
Non cash cost basis investment	(282)	--	--	--	(282)	--
Changes in operating assets and liabilities:
Accounts receivable	2,230	3,013	(112)	(305)	5,243	(417)
Prepaid expenses and other current assets	(261)	(464)	(86)	685	(725)	599
Income taxes receivable	(100)	(119)	280	(53)	(219)	227
Other assets	350	(4,033)	1,111	(167)	(3,683)	944
Accounts payable	4	(1,217)	(1,223)	264	(1,213)	(959)
Deferred revenue	(1,782)	(793)	728	(3,105)	(2,575)	(2,377)
Other current liabilities	(224)	(2,978)	1,192	(2,081)	(3,202)	(889)
Other long term liabilities	368	84	(19)	--	451	(19)
Net cash provided by (used in) operating activities	2,046	(3,131)	5,486	671	(1,086)	6,158

Cash flows from investing activities:
Purchase of marketable securities	(4,218)	(1,410)	(2,000)	(16,755)	(5,628)	(18,755)
Sale of marketable securities	4,200	6,970	33,180	28,000	11,170	61,180
Purchases of property and equipment	(11,911)	(8,050)	(9,480)	(4,250)	(19,961)	(13,730)
Acquisition of businesses, net of cash acquired	(7,493)	--	(61,903)	(2,004)	(7,493)	(63,907)
Net cash (used in) provided by investing activities	(19,422)	(2,490)	(40,203)	4,991	(21,912)	(35,212)

Cash flows from financing activities:
Payments on capital lease obligations	(433)	(257)	--	--	(690)	--
Proceeds from exercise of stock options	71	415	100	27	487	127
Proceeds from secondary public offering, net	(72)	77,169	--	--	77,097	--
Payment of employee tax withholdings related to restricted stock	(713)	(234)	--	--	(947)	--
Net cash (used in) provided by financing activities	(1,147)	77,093	100	27	75,947	127
Effect of exchange rate changes on cash	139	144	92	97	283	189
Net (decrease) increase in cash and cash equivalents	(18,384)	71,616	(34,525)	5,786	53,232	(28,738)
Cash and cash equivalents, beginning of period	128,357	56,741	95,296	89,509	56,741	89,509
Cash and cash equivalents, end of period	$ 109,973	$ 128,357	$ 60,771	$ 95,295	$ 109,973	$ 60,771

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes and, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2010	June 30, 2011	June 30, 2010

GAAP net loss	$ (13,935)	$ (9,818)	$ (2,265)	$ (5,785)	$ (23,753)	$ (8,050)

Share-based compensation	5,365	4,278	4,160	4,343	9,643	8,503
Litigation defense expenses	269	344	1,726	392	612	2,118
Acquisition related expenses	559	141	409	604	700	1,013
Amortization of intangible assets	1,889	1,423	915	171	3,312	1,087

Non-GAAP net (loss) income	$ (5,853)	$ (3,632)	$ 4,945	$ (275)	$ (9,486)	$ 4,671

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended

	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2010	June 30, 2011	June 30, 2010

GAAP net loss	$ (13,935)	$ (9,818)	$ (2,265)	$ (5,785)	$ (23,753)	$ (8,050)

Depreciation and amortization	10,049	8,681	6,927	5,544	18,730	12,472
Interest expense	105	42	7	1	147	8
Interest and other income (expense)	(292)	(217)	(283)	(277)	(510)	(560)
Income tax expense (benefit)	444	122	(5,098)	240	566	(4,857)
EBITDA	(3,629)	(1,190)	(712)	(277)	(4,820)	(987)

Share-based compensation	5,365	4,278	4,160	4,343	9,643	8,503
Litigation defense expenses	269	344	1,726	392	612	2,118
Acquisition related expenses	559	141	409	604	700	1,013

Adjusted EBITDA	$ 2,564	$ 3,573	$ 5,583	$ 5,062	$ 6,135	$ 10,647

Conference Call

At approximately 4:30 p.m. EDT (1:30 p.m. PDT) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) provides solutions that enable business and technology decision makers to profit from the shift of content and advertising to the online world, the explosive growth of mobile and connected devices, and the migration of IT applications and services into the cloud. Approximately 1870 customers worldwide use Limelight's massively scalable software services to engage audiences, enhance brand presence, analyze viewer preferences, optimize advertising, manage and monetize digital assets, and ultimately build stronger customer relationships. For more information, please visit http://www.limelight.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2011 Limelight Networks, Inc. All rights reserved. EyeWonder is a trademark of Limelight Networks, Inc. All product or service names are the property of their respective owners.

CONTACT: Paul Alfieri
         Limelight Networks, Inc.
         +1-646-875-8835
         palfieri@llnw.com